Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5765%


        Excess Protection Level
          3 Month Average  4.46%
          January, 1998  4.53%
          December, 1997  5.00%
          November, 1997  3.85%


        Cash Yield                                  17.84%


        Investor Charge Offs                        4.71%


        Base Rate                                   8.61%


        Over 35 Day Delinquency                     4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $34,907,536,752.65


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,616,202,234.16